UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2020

Central Index Key Number of the issuing entity: 0001803308
BANK 2020-BNK26
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

38- 4139243
38- 4139244
Delaware	333-227446-10	38-7235681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on March 12, 2020, with respect to BANK 2020-BNK26. The purpose of this amendment is to make clerical and other minor revisions to the agreement filed as Exhibit 4.1 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Pooling and Servicing Agreement, dated as of March 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: July 2, 2020

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